GARTMORE MUTUAL FUNDS

                         Gartmore Micro Cap Equity Fund
                         Gartmore Millennium Growth Fund
                        Gartmore Value Opportunities Fund
                          Gartmore High Yield Bond Fund


                  Prospectus Supplement dated December 29, 2003
                        to Prospectus dated March 1, 2003


     Effective December 5, 2003, the Board of Trustees of Gartmore Mutual Funds has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

     Investors should note that an affiliated shareholder owning a substantial majority of the outstanding shares of the Gartmore High Yield Bond Fund (the "High Yield Fund") as of the date of this prospectus supplement has announced that it will redeem all of its shares by approximately January 31, 2004. The shareholder is transferring the assets in order to set up a separate account, which will continue to be managed by the same portfolio manager team with the same investment objective. The shareholder will receive its redemption proceeds through a pro rata, in-kind distribution of portfolio investments consistent with the redemption in-kind procedures applicable to affiliated shareholders described above. As a result, the High Yield Fund will avoid having to sell significant portfolio assets to raise cash to meet this shareholder's redemption request - thus limiting the potential adverse effect on the High Yield Fund's net asset value per share. The High Yield Fund will continue to be managed consistent with the investment obj ective and principal strategies described in the prospectus.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.